UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2023

Getaround, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40152	85-3122877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Green Street
San Francisco, California		94111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 295-5725

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GETR	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50 per share	GETR WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously disclosed, on December 8, 2022, Getaround, Inc. (the “Company”) issued $175.0 million aggregate principal amount of its 8.00% / 9.50% Convertible Senior Secured PIK Toggle Notes due 2027 (the “Convertible Notes”) under the Indenture, dated as of December 8, 2022 (the “Convertible Notes Indenture”), by and among the Company, the subsidiary guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee and collateral agent (the “Trustee”). The Convertible Notes are convertible at the option of the noteholders into shares of the Company’s Common Stock at any time until the close of business on the second scheduled trading day immediately before December 8, 2027, the maturity date of the Convertible Notes.

On June 23, 2023, the Company received a notice of default (the “First Notice”), and on July 7, 2023, the Company received a second notice of default (the “Second Notice”, and together with the First Notice, the “Notices”), each of which relating to the Convertible Notes and delivered to the Company by the Trustee, pursuant to the Convertible Notes Indenture. The Notices state the Company has defaulted under Section 3.02(a) of the Convertible Notes Indenture because the Company failed to timely file with the Trustee (a) with respect to the First Notice, the Form 10-K covering the fiscal year ended December 31, 2022 (the “10-K Reporting Default”), and (b) with respect to the Second Notice, the Form 10-Q covering the quarterly period ended March 31, 2023 (the “10-Q Reporting Default”), in each case which the Company is required to file with the Securities and Exchange Commission (“SEC”) pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, as required under the Convertible Notes Indenture (collectively, the “Reporting Defaults”). The Notices demand that the Company remedy the Reporting Defaults.

As previously disclosed in a Notification of Late Filing on Form 12b-25 filed with the SEC on March 31, 2023, the Company was unable to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”) by the applicable due date for such report, and as previously disclosed in a Notification of Late Filing on Form 12b-25 filed with the SEC on May 16, 2023, the Company was unable to file its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 (the “Quarterly Report”) by the applicable due date for such report. The Company requires additional time to finalize its financial statements for the fiscal year ended December 31, 2022, and the quarterly period ended March 31, 2023 because it requires additional time to complete certain open audit and technical accounting matters, including items related to preliminary purchase price allocation of the business combination with InterPrivate II Acquisition Corp. (“InterPrivate II”) and consolidation of the Company’s results into InterPrivate II’s financial statements. In addition, as previously disclosed on August 11, 2023, the Company replaced BDO USA, P.A. with DBBMcKennon as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022.

Under the Convertible Notes Indenture, the 10-K Reporting Default became a Reporting Event of Default (as defined in the Convertible Notes Indenture) on August 23, 2023, since the Company failed to remedy the 10-K Reporting Default within 60 days after the date on which the First Notice was received, and the 10-Q Reporting Default will become a Reporting Event of Default on September 6, 2023 if the Company fails to remedy the 10-Q Reporting Default by September 5, 2023, the date that is 60 days after the date on which the Second Notice was received. The Company does not expect it will be able to remedy the 10-Q Reporting Default by such date. However, in lieu of acceleration of the repayment obligation due to the Reporting Event of Default arising from the 10-K Reporting Default, and the anticipated Reporting Event of Default with respect to the 10-Q Reporting Default, on August 22, 2023 the Company elected, in each case, to pay additional interest on the Notes pursuant to Section 7.03(A) of the Convertible Notes Indenture (“Special Interest”, as defined therein) at a rate per annum equal to (a) one quarter of one percent (0.25%) of the principal amount for the first ninety (90) days during which the applicable Reporting Event of Default continues, and, thereafter, (b) one half of one percent (0.50%) of the principal amount for the ninety first (91st) through the one hundred and eightieth (180th) day during which the relevant Reporting Event of Default continues, provided, however, that in no event will any such Special Interest accrue on any day at a combined rate per annum that exceeds one half of one percent (0.50%). Following such elections, the Convertible Notes will be subject to acceleration pursuant to the Convertible Notes Indenture on account of the relevant Reporting Event of Default from, and including, the one hundred and eighty first (181st) calendar day on which such Reporting Event of Default has occurred and is continuing or if the Company fails to pay any accrued and unpaid Special Interest when due. Special Interest will cease to accrue from, and including, the earlier of (x) the date such Reporting Event of Default is cured or waived and (y) such one hundred and eighty first (181st) calendar day..

As of the date hereof, the Company had Convertible Notes outstanding representing an aggregate principal amount of $183,635,764.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, such as the Company’s expectations concerning the Reporting Events of Default and its ability and the anticipated timing for curing the Reporting Events of Default by filing the delinquent reports. In some cases, you can identify forward-looking statements by terminology such as “intends,” “plans,” and “will,” or the negative of these terms or variations of them or similar terminology. We have based these forward-looking statements on our current expectations and assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, many of which are beyond our control, including the

Company’s ability to complete its delinquent reports, including the audit of its financial statements for the fiscal year ended December 31, 2022; the Company’s ability to regain compliance with the Convertible Notes Indenture within the applicable cure periods; the Company’s ability to continue to comply with applicable covenants under the Convertible Notes Indenture; and the other factors under the heading “Risk Factors” in our Current Report on Form 8-K filed with the SEC on December 14, 2022, and in other filings that the Company has made and may make with the SEC in the future. All of the forward-looking statements made in this Current Report on Form 8-K are qualified by these cautionary statements. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or our business or operations. Such statements are not intended to be a guarantee of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. You should not place undue reliance on these forward-looking statements, which are made only as of the date of this Current Report on Form 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETAROUND, INC.

Date:	August 25, 2023	By:	/s/ Spencer Jackson
		Name: Title:	Spencer Jackson General Counsel & Secretary